UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting of Shareholders of Southwest Airlines Co. (the “Company”) was held on Wednesday, May 14, 2025.

(b) The following matters were voted on by the Company’s Shareholders at the Annual Meeting and received the following votes:

1. Proposal 1 – Election of thirteen Directors for terms expiring at the 2026 Annual Meeting of Shareholders:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Lisa M. Atherton	409,574,442	17,094,078	1,622,423	81,357,030
Pierre R. Breber	417,117,556	9,763,855	1,409,532	81,357,030
Douglas H. Brooks	408,013,418	18,852,420	1,425,105	81,357,030
C. David Cush	412,036,641	15,145,996	1,108,306	81,357,030
Sarah E. Feinberg	413,746,171	13,238,112	1,306,660	81,357,030
Robert L. Fornaro	413,995,863	12,876,018	1,419,062	81,357,030
Rakesh Gangwal	412,395,183	14,798,436	1,097,324	81,357,030
David J. Grissen	415,316,988	11,594,251	1,379,704	81,357,030
David P. Hess	409,684,674	17,058,324	1,547,945	81,357,030
Robert E. Jordan	405,379,258	21,380,246	1,531,439	81,357,030
Christopher P. Reynolds	405,776,958	21,026,543	1,487,442	81,357,030
Gregg A. Saretsky	411,959,558	14,974,902	1,356,483	81,357,030
Patricia A. Watson	414,055,888	12,920,080	1,314,975	81,357,030

2. Proposal 2 – An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
401,418,268	25,796,557	1,076,118	81,357,030

3. Proposal 3 – A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
494,855,465	13,483,801	1,308,707	0

4. Proposal 4 – An advisory (non-binding) vote on a shareholder proposal to amend clawback policy for unearned executive pay:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
21,779,309	404,403,087	2,108,547	81,357,030

(c) Not applicable.

(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: May 19, 2025	By:	/s/ Jeff Novota

Jeff Novota
Senior Vice President Chief Legal Officer
& Corporate Secretary